UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2025

TECHCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56041	06-1701678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901, 29th Floor, Boulevard Plaza Tower 2,

Burj Khalifa District, Downtown Dubai, UAE

(Address of principal executive offices)

+6261-80512888

(Issuer’s telephone number)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Officers

Effective as of March 6, 2025, Messrs. Carl Stuart Agren resigned as Director of TechCom Inc. (the “Company”), Sheharyar Haider Malhi resigned as Director of the Company, Charles Faulkner resigned as the Chief Executive Officer, of the Company, and Simon Wajcenberg resigned as the Chief Financial Officer, and Secretary of the Company.

Appointment of Directors and Officers

Effective as of March 6, 2025, AlphaBit, LLC, the holder of a majority of the issued and outstanding shares of Common Stock of the Company, elected Mr. Aziz Ali as sole Director of the Company and accepted the resignations of Messrs. Carl Stuart Agren and Sheharyar Haider Malhi.

Effective as of March 6, 2025, the Board of Directors (the “Board”) of the Company appointed Mr. Aziz Ali to serve as its Chief Executive Officer and Chief Financial Officer.

The Company currently pays no compensation to the new officer and no compensation will be paid so long as the Company has no operations or capital. Compensation will be paid should the Company become an operating company, of which there can be no assurance.

There are no related party transactions between the Company and Mr. Aziz that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Biographical Information

Mr. Aziz Ali, age 44 – From July 2022 through the present, Mr. Ali has served as Founder and Chief Operating Officer of Cypher Labs Information Technology Consultants LLC, in Dubai, UAE. From 2021 through the present, Mr. Ali has served as Member of the Investment Committee and Chief Operating Officer of Cypher Capital DMCCC, in Dubai, UAE. From 2017 to 2021, Mr. Ali served as Managing Director of Phoenix Group of Companies in Dubai, UAE. The Company believes the Mr. Ali is well suited to be a Director, Chief Executive Officer and Chief Financial Officer due to his experience in international senior level management..

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechCom, Inc.

Dated: March 10, 2025

By: /s/ Aziz Ali

Aziz Ali

Chief Executive Officer

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